UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	November 30, 2006

JAVA DETOUR, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-52357	20-5968895
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2121 Second Street Building C, Suite 105 Davis, California	95616
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(530) 756-8020

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INTRODUCTORY NOTE:

ON DECEMBER 8, 2006, JAVA DETOUR, INC. (THE “COMPANY”) FILED A CURRENT REPORT ON FORM 8-K (THE “CURRENT REPORT”). THE COMPANY IS FILING THIS AMENDMENT FOR THE SOLE PURPOSE OF CORRECTING A TYPOGRAPHICAL ERROR TO THE CONSOLIDATED STATEMENT OF CHANGES IN STOCKHOLDER’S EQUITY ON PAGE F-5 OF THE FINANCIAL STATEMENTS.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

SUMMARY FINANCIAL INFORMATION OF JDCO, INC.

The following gives a summary of the most recent consolidated balance sheet data of JDCO, Inc. as of September 30, 2006 and December 31, 2005 and the consolidated statements of operations data of Java Detour, Inc. for the nine months ended September 30, 2006 and 2005 and the years ended December 31, 2005 and 2004. This information is only a summary. You should also read the historical financial statements, management’s discussion and analysis and related notes for the Company contained elsewhere in this document. The Company is providing financial and other information for informational purposes only. The information provided is not necessarily indicative of what the financial position and results of operations of the Company are or will be now that the Merger is completed.

	September 30,	December 31,
Consolidated Balance Sheets	2006	2005
	(Unaudited)

Total Current Assets	$713,483	$504,103
Total Assets	6,791,073	5,701,900
Total Current Liabilities	4,052,272	1,157,846
Total Liabilities	8,742,446	6,958,986
Total Stockholders' Equity (Deficit)	(1,951,373)	(1,257,086)

	For the Nine Months Ended		For the Years Ended
	September 30,		December 31,
Consolidated Statements of Operations	2006	2005	2005	2004
	(Unaudited)	(Unaudited)

Sales and other operating revenues	$4,783,727	$4,870,302	$6,400,147	$5,003,240
Cost of sales	(1,357,615)	(1,347,663)	(1,726,677)	(1,499,693)
Total operating expenses	(3,462,480)	(3,381,763)	(4,471,686)	(3,733,045)
Net loss	(660,480)	(304,390)	(378,188)	(792,930)

CONSOLIDATED FINANCIAL STATEMENTS OF JDCO, INC.

The consolidated financial statements of JDCO, Inc. for the years ended December 31, 2005 and 2004 (audited) and the nine months ended September 30, 2006 and 2005 (unaudited) are provided below. You are encouraged to review the consolidated financial statements and related notes.

2

JDCO, Inc., d.b.a. Java Detour

AJ. ROBBINS, P.C.

Certified Public Accountants

216 Sixteenth Street

Suite 600

Denver, Colorado 80202

Report of Independent Registered Public Accounting Firm

To The Board of Directors and Stockholders of
JDCO, Inc., d.b.a. Java Detour
Davis, California

We have audited the accompanying consolidated balance sheet of JDCO, Inc., d.b.a. Java Detour and Subsidiary as of December 31, 2005, and the related consolidated statements of operations, stockholders’ equity (deficit) and cash flows for each of the years in the two year period then ended. These consolidated financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of JDCO, Inc., d.b.a. Java Detour and Subsidiary as of December 31, 2005, and the consolidated results of their operations and consolidated cash flows for each of the years in the two year period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ AJ. Robbins PC.

AJ. Robbins PC
Certified Public Accountants

Denver, Colorado
October 10, 2006

JDCO, INC., d.b.a. JAVA DETOUR
CONSOLIDATED BALANCE SHEET
DECEMBER 31, 2005

ASSETS (Substantially Pledged)
CURRENT ASSETS:
Cash and cash equivalents	$124,466
Accounts receivable, net	61,592
Due from stockholders	75,959
Current portion of notes receivable	15,570
Inventories	53,554
Deferred offering costs	150,655
Prepaid expenses	22,307
Total current assets	504,103

NONCURRENT ASSETS:
Notes receivable, net of current portion	436,002
Property and equipment, net	4,117,310
Intangibles	80,165
Prepaid expenses	12,318
Deferred tax assets	481,651
Other assets	70,351

TOTAL ASSETS	$5,701,900

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)
CURRENT LIABILITIES:
Accounts payable	$405,080
Deferred revenue	18,000
Notes payable	55,260
Capital lease obligations	134,019
Related party notes payable	367,758
Accrued expenses and other current liabilities	177,729
Total current liabilities	1,157,846

Notes payable, net of current portion	941,062
Capitalized leases obligations, net of current portion	584,591
Lines of credit payable	1,630,026
Convertible notes payable, net of discount	1,315,393
Related party notes payable, net of current portion	553,638
Related party convertible notes payable	470,000
Deferred rent	178,026
Preferred dividends payable	128,404
Total liabilities	6,958,986

COMMITMENTS AND CONTINGENCIES	-
STOCKHOLDERS’ EQUITY (DEFICIT):
Series A, 6% Cumulative Convertible Preferred stock,	296
$0.001 par value; 379,870 shares authorized; 295,454
shares issued and outstanding
Series B, 6% Cumulative Convertible Preferred stock,
$0.001 par value; 300,000 shares authorized; 0 shares
issued and outstanding	-
Common stock, $0.001 par value; 10,000,000 shares authorized;	3,671
3,671,297 shares issued and outstanding
Additional paid in capital	1,387,060
Accumulated deficit	(2,648,113)
Total stockholders’ equity (deficit)	(1,257,086)

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)	$5,701,900

The accompanying notes are an integral part of these consolidated financial statements.

JDCO, INC., d.b.a. JAVA DETOUR
CONSOLIDATED STATEMENTS OF OPERATIONS
YEARS ENDED DECEMBER 31, 2005 AND 2004

	2005	2004
OPERATING REVENUES:
Sales and other operating revenues	$6,400,147	$5,003,240
Cost of sales	(1,726,677)	(1,499,693)
Gross profit	4,673,470	3,503,547

OPERATING EXPENSES:
Store expenses:
Direct and indirect labor	1,883,619	1,613,754
Controllable expenses	396,333	328,424
Non-controllable expenses	680,436	577,026
Total store expenses	2,960,388	2,519,204

Selling, general and administrative expenses	1,136,506	891,326
Depreciation	374,792	322,515

Total operating expenses	4,471,686	3,733,045

INCOME (LOSS) FROM OPERATIONS	201,784	(229,498)
OTHER INCOME/(EXPENSE):
Other income	32,292	19,092
Interest expense	(660,732)	(595,868)
Other expenses	(86,744)	(134,399)
Total other income/(expense)	(715,184)	(711,175)

NET (LOSS) BEFORE INCOME TAXES	(513,400)	(940,673)

INCOME TAX BENEFIT	135,212	147,743

NET (LOSS)	$(378,188)	$(792,930)

PREFERRED STOCK DIVIDENDS	(59,916)	(59,916)

NET LOSS ATTIBUTED TO COMMON
STOCKHOLDERS	$(438,104)	$(852,846)

NET (LOSS) PER SHARE:
BASIC AND DILUTED	$(0.12)	$(0.24)

WEIGHTED AVERAGE SHARES
OUTSANDING:
BASIC AND DILUTED	3,648,789	3,611,111

The accompanying notes are an integral part of these consolidated financial statements.

JDCO, INC. DBA JAVA DETOUR
CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY (DEFICIT)
FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

	Series A Preferred Stock		Common Stock		Additional Paid in	Accumulated
	Shares	Amount	Shares	Amount	Capital	(Deficit)	Total
Balance December 31, 2003	295,454	$296	3,611,111	$3,611	$1,170,934	$(1,357,163)	$(182,322)

Value of warrants granted to stockholder for signing as guarantor on line of credit					55,258		55,258
Beneficial conversion feature of convertible notes payable					31,250		31,250
Declaration of preferred dividends						(59,916)	(59,916)
Amortization of warrants granted with preferred stock					14,839		14,839
Net loss for the year						(792,930)	(792,930)

Balance, December 31, 2004	295,454	$296	3,611,111	$3,611	$1,272,281	$(2,210,009)	$(933,821)

Sale of common stock			60,186	60	99,940		100,000
Declaration of preferred dividends						(59,916)	(59,916)
Amortization of warrants granted with preferred stock					14,839		14,839
Net loss for the year						(378,188)	(378,188)

Balance, December 31, 2005	295,454	$296	3,671,297	$3,671	$1,387,060	$(2,648,113)	$(1,257,086)

The accompanying notes are an integral part of these consolidated financial statements.

JDCO, INC., d.b.a. JAVA DETOUR
CONSOLIDATED STATEMENTS OF CASH FLOWS
YEARS ENDED DECEMBER 31, 2005 AND 2004

	2005	2004
CASH FLOWS (TO) FROM OPERATING ACTIVITIES:
Net income/(loss)	$(378,188)	$(792,930)
Adjustments to reconcile net (loss) to net cash
(used in) operating activities:
Depreciation	374,792	322,515
Loss (gain) on disposal of fixed assets	(226,519)	108,799
Amortization of beneficial conversion feature	19,804	15,339
Value of warrants granted to shareholder for loan guarantee		55,258
Amortization of fair value of warrants granted in connection with
issuance of preferred stock	14,839	14,839
Changes in operating assets & liabilities
Accounts receivable	(47,930)	54,395
Due from stockholders	(42,332)	(33,627)
Inventories	(5,022)	(16,260)
Deferred offering costs	81,777	81,777
Prepaid expenses	(16,677)	(9,166)
Deferred tax assets	(136,812)	(152,510)
Other assets	42,623	(87,275)
Accounts payable	(309,813)	239,813
Deferred revenue	(9,000)
Accrued expenses and other current liabilities	41,054	136,668
Deferred rent	64,349	35,682
NET CASH (USED IN) OPERATING ACTIVITIES	(533,055)	(26,683)

CASH FLOW FROM (TO) INVESTING ACTIVITIES
Purchase of property and equipment	(269,609)	(986,952)
Proceeds from sale of property and equipment	-	24,400
Issuance of notes receivable	(6,250)	-
Payments received on notes receivable	5,046	-
Intangible assets	-	(11,667)
NET CASH (USED IN) INVESTING ACTIVITIES	(270,813)	(974,219)

CASH FLOWS FROM (TO) FINANCING ACTIVITIES
Principal repayments of notes payable	(50,122)	(47,922)
Principal repayments of capital lease obligations	(111,992)	(102,071)
Proceeds from lines of credit	944,647	559,873
Principal repayments of lines of credit	(3,099)	(1,890)
Proceeds from related party notes payable	131,107	555,205
Principal repayments of related party notes payable	(460,239)	(137,840)
Proceeds from related party convertible notes payable	300,000	125,000
Proceeds from issuance of common stock	100,000	-
NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES	850,302	950,355

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	46,434	(50,547)

Cash and cash equivalents, at beginning of period	78,032	128,579

CASH AND CASH EQUIVALENTS, AT END OF PERIOD	$124,466	$78,032

NONCASH INVESTING AND FINANCING ACTIVITY:
Acquisition of property and equipment under capital leases	$144,780	$428,246
Sale of property and equipment for note receivable	$451,572	$-

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid for interest	$578,955	$429,062
Cash paid for income taxes	$1,600	$4,767

The accompanying notes are an integral part of these consolidated financial statements.

JDCO, INC., d.b.a. JAVA DETOUR

NOTES TO AUDITED CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2005 AND 2004

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

JDCO, Inc., d.b.a. Java Detour, (the Company) was incorporated in Davis, California, on August 1, 2002, with the purchase of Java Detour, LLC (the LLC). The Company owns and operates eleven Java Detour cafés in California and Nevada. The Company sells high-quality gourmet coffees, whole leaf teas, cold-blended beverages, fresh fruit smoothies and select baked goods to its customers from uniquely designed retail stores specialized in providing fast and convenient customer service.

Principles of Consolidation
The financial statements reflect the consolidation of Java Detour, Inc., a wholly-owned subsidiary of JDCO, Inc. Java Detour, Inc., who is a franchisor of Java Detour cafés, has four franchised outlets in the north central United States of America. Material intercompany transactions have been eliminated.

Stock Based Compensation
The Company adopted SFAS No. 123 (Revised 2004), Share Based Payment (“SFAS No. 123R”), under the modified-prospective transition method on January 1, 2006.  SFAS No. 123R requires companies to measure and recognize the cost of employee services received in exchange for an award of equity instruments based on the grant-date fair value. Share-based compensation recognized under the modified-prospective transition method of SFAS No. 123R includes share-based compensation based on the grant-date fair value determined in accordance with the original provisions of SFAS No. 123, Accounting for Stock-Based Compensation, for all share-based payments granted prior to and not yet vested as of January 1, 2006 and share-based compensation based on the grant-date fair-value determined in accordance with SFAS No. 123R for all share-based payments granted after January 1, 2006. SFAS No. 123R eliminates the ability to account for the award of these instruments under the intrinsic value method prescribed by Accounting Principles Board (“APB”) Opinion No. 25, Accounting for Stock Issued to Employees, and allowed under the original provisions of SFAS No. 123.  Prior to the adoption of SFAS No. 123R, the Company would have accounted for our stock option plans using the intrinsic value method in accordance with the provisions of APB Opinion No. 25 and related interpretations. As of December 31, 2005 and 2004 the Company did not have astock option plan and as such, no options were granted to employees during those periods.

Fair Value of Financial Instruments
The carrying value of cash, accounts receivable, deferred revenue, accounts payable, and accrued expenses approximate fair value because of the short maturity of these items.

Cash and Cash Equivalents
For purposes of the statement of cash flows, the Company considers all highly-liquid instruments purchased with a remaining maturity of three months or less to be cash equivalents.

The Company maintains its cash in bank deposit accounts that, at times, may exceed federally insured limits. The Company has not experienced any losses in such accounts. Management believes the Company is not exposed to any significant credit risk related to cash.

Accounts Receivable
Accounts receivable are stated at amounts due from customers or individuals net of an allowance for doubtful accounts. Accounts longer than the contractual payment terms are considered past due.

Allowance for Doubtful Accounts
The Company maintains an allowance for doubtful accounts resulting from the inability, failure or refusal of customers to make required payments.  The Company determines the adequacy of this allowance by regularly reviewing the accounts receivable aging and applying various expected loss percentages to certain accounts receivable categories based upon historical bad debt experience.

JDCO, INC., d.b.a. JAVA DETOUR

NOTES TO AUDITED CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2005 AND 2004

Notes Receivable
Notes receivable are stated at amounts due from an individual that acquired the assets of a store. The Company routinely evaluates the collectability of the notes to determine if there is any risk of default.

Deferred Offering Costs
Deferred offering costs, consisting of legal and filing fees relating to a future offering will be capitalized. The deferred offering costs will be offset against offering proceeds in the event the offering is successful. In the event the offering is unsuccessful or is abandoned, the deferred offering costs will be expensed. Costs associated with debt offerings will be capitalized and amortized over the terms of the debt. If the debt is repaid before it is due, or the debt is converted, the Company will expense the remaining unamortized balance of these costs at that time.

Inventories
Inventories consist of coffee and other beverage ingredients, cups, napkins, and other serving goods, and are valued at the lower of cost or market, computed on the first-in, first-out basis.

Property and equipment
Property and equipment are stated at cost less accumulated depreciation. Depreciation is provided for in amounts sufficient to relate the cost of depreciable assets to operations over their estimated service lives. The estimated lives in determining depreciation are recognized primarily on the straight-line method over estimated useful lives of five to seven years for equipment, signs, vehicles, and site preparation and engineering. For leasehold improvements and buildings, the Company depreciates the assets over the shorter of their estimate useful lives or original lease terms.

Intangible Assets
In accordance with SFAS No. 142, “Goodwill and Other Intangible Assets,” the Company evaluates intangible assets and other long-lived assets for impairment, at least on an annual basis and whenever events or changes in circumstances indicate that the carrying value may not be recoverable from its estimated future cash flows.  Recoverability of intangible assets and other long-lived assets is measured by comparing their net book value to the related projected undiscounted cash flows from these assets, considering a number of factors including past operating results, budgets, economic projections, market trends and product development cycles. If the net book value of the asset exceeds the related undiscounted cash flows, the asset is considered impaired, and a second test is performed to measure the amount of impairment loss. No impairment was recorded during the years ended December 31, 2005 or 2004.

Deferred Rent
For those leases that require fixed rental escalations during their lease terms, rent expense is recognized on a straight-line basis resulting in deferred rent of $178,026 at December 31, 2005. The liability will be satisfied through future rental payments.

Income Taxes
The Company accounts for income taxes in accordance with SFAS 109, Accounting for Income Taxes. The Company records deferred income tax assets and liabilities based up the difference between the financial statement and income tax bases of assets and liabilities using enacted income tax rates. Valuation allowances are established when necessary to reduce deferred income tax assets to the amount expected to be realized. Income tax expense is the taxes paid and payable for the period and the change during the period in the net deferred income tax assets and liabilities.

JDCO, INC., d.b.a. JAVA DETOUR

NOTES TO AUDITED CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2005 AND 2004

Revenue Recognition

Initial Franchise Fees
Initial franchise fee income is recognized as revenue upon the Company’s material and substantial performance of its obligations under the Franchise Agreement, which usually occurs at the commencement of operations of the individual location, unless it can be demonstrated that substantial performance has occurred before this time. Initial franchise fee income amounted to $0 and $5,000 for the years ended December 31, 2005 and 2004, respectively.

Regional Director Fees
Regional director fee income is recognized on a pro rata basis of the required quota of stores to be opened upon the Company’s material and substantial obligations under the Regional Director Marketing Agreement, which usually occurs upon the Company’s approval of applicants to become franchisees provided by the Regional Marketing Director. Regional director fee income amounted to $9,000 and $9,000 for the years ended December 31, 2005 and 2004, respectively.

Royalties
Royalty income of 3% of defined net sales is earned based on sales by franchisees and is recognized monthly as revenue when the related sales are reported to the Company. Royalty income amounted to $44,282 and $29,893 for the years ended December 31, 2005 and 2004, respectively.

Promotional Fund Fees
Promotional fund fee income of 1% of defined net sales is recognized as revenue when the promotional fund fee expenses are incurred by the Company. Promotional fund fee income amounted to $14,760 and $9,964 for the years ended December 31, 2005 and 2004, respectively.

Retail Revenues
Company-operated retail store revenues are recognized when payment is tendered at the point of sale. Retail revenues amount to $6,032,053 and $4,949,383 for the years ended December 31, 2005 and 2004, respectively.

Deferred Revenue
Deferred revenue consists of the portion of the initial franchise fees received from franchisees who have not commenced operations, the pro rata portion of the initial fees received from Regional Marketing Directors of which the Company has not approved franchisee applications for the required quota, and the excess, if any, of the 1% weekly promotional fund fees received from franchisees less the related promotional fund expenses incurred by the Company.

Rewards/Gift Cards
Revenues from the Company’s stored value cards, such as the Java Detour rewards/gift card, are recognized when tendered for payment or upon redemption. Outstanding customer balances are included in “Accrued expenses and other current liabilities” on the accompanying consolidated balance sheet. There are no expiration dates on the Company’s rewards/gift cards and Java Detour does not charge any service fees that cause a decrement to customer balances. As of December 31, 2005 the Company has recorded $67,011 in accrued expenses and other current liabilities for the stored value cards.

While the Company will continue to honor all stored rewards/gift cards presented for payment, management may determine the likelihood of redemption to be remote for certain card balances due to, among other things, long periods of inactivity. In these circumstances, to the extent management determines there is no requirement for remitting card balances to government agencies under unclaimed property laws, card balances may be recognized in the consolidated statements of operations in “Other income.” For the years ended December 31, 2005 and 2004, respectively, the Company did not recognize any such income.

JDCO, INC., d.b.a. JAVA DETOUR

NOTES TO AUDITED CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2005 AND 2004

Use of estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

Earnings Per Share
In accordance with SFAS No. 128, “Earnings Per Share,” the basic loss per common share is computed by dividing net loss available to common stockholders by the weighted average number of common shares outstanding.  Diluted loss per common share is computed similar to basic loss per common share except that the denominator is increased to include the number of additional common shares that would have been outstanding if the potential common shares had been issued and if the additional common shares were dilutive.  At December 31, 2005 and 2004, the Company’s potential dilutive securities included 191,254 and 190,254 common share purchase warrants granted to consultants or in connection with investments, respectively.   The Company’s potential dilutive securities also included 295,454 shares of common stock that are issuable upon the conversion of the Company’s series ‘A’ convertible preferred stock and up to 762500 shares of common stock that are issuable upon the conversion of fifty percent of the outstanding convertible notes payable at $1.00 per share. The Company’s potential dilutive securities also included 88,757 shares of common stock that are issuable upon the conversion of the Company’s $300,000 related party convertible note into series ‘B’ convertible preferred stock and the further conversion of the series B preferred stock into common stock. Due to the net loss, none of the potentially dilutive securities were included in the calculation of diluted earnings per share since their effect would be anti-dilutive.

Advertising and Marketing Costs
The Company expenses costs of advertising and marketing as incurred.  Advertising and marketing expense for the years ended December 31, 2005 and 2004 were $60,395 and $116,844, respectively.

Promotional Fund Expenses
Promotional costs are charged to expense during the period incurred. These costs arise from advertising for area franchisee stores. These costs are indirect to the Company in that they receive a promotional fee from the franchisees to pay for these costs.

Recently Issued Accounting Pronouncements
The Company has adopted all accounting pronouncements effective before December 31, 2005, which are applicable to the Company.

In May 2005, Financial Accounting Standards Board (FASB) issued SFAS 154, Accounting Changes and Error Corrections. This Statement replaces APB Opinion No. 20, Accounting Changes, and SFAS 3, Reporting Accounting Changes in Interim Financial Statements, and changes the requirements for the accounting for and reporting of a change in accounting principle. SFAS 154 differentiates between retrospective application and restatement. This Statement is effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005. Early adoption is permitted for accounting changes and corrections of errors made in fiscal years beginning after the date this Statement is issued. SFAS 154 does not change the transition provisions of any existing accounting pronouncements, including those that are in a transition phase of the effective date of this Statement. The Company is in the process of determining what impact, if any; the adoption of the provisions of SFAS 154 will have on its financial condition or results of operations.

In December 2004, the FASB issued SFAS 153, Exchange of Nonmonetary Assets, an amendment of APB Opinion No. 29. This Statement amends APB 29 to eliminate the exception for nonmonetary exchanges of similar productive assets and replaces it with a general exception for exchanges of nonmonetary assets that do not have commercial substance. The Statement also revises the definition of an exchange and added additional scope exceptions. SFAS 153 is effective prospectively for nonmonetary asset exchanges occurring in fiscal periods beginning after June 15, 2005. Earlier application is permitted. The Company is in the process of determining what impact, if any; the adoption of the provisions of SFAS 153 will have on its financial condition or results of operations.

JDCO, INC., d.b.a. JAVA DETOUR

NOTES TO AUDITED CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2005 AND 2004

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements.” This statement clarifies the definition of fair value, establishes a framework for measuring fair value and expands the disclosures on fair value measurements. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007. Management has not determined the effect, if any; the adoption of this statement will have on the financial statements.

In September 2006, the FASB issued SFAS No. 158, "Employers' Accounting for Defined Benefit Pension and Other Postretirement Plans−An amendment of FASB Statements No. 87, 88, 106, and 132(R)". One objective of this standard is to make it easier for investors, employees, retirees and other parties to understand and assess an employer's financial position and its ability to fulfill the obligations under its benefit plans. SFAS No. 158 requires employers to fully recognize in their financial statements the obligations associated with single−employer defined benefit pension plans, retiree healthcare plans, and other postretirement plans. SFAS No. 158 requires an employer to fully recognize in its statement of financial position the over funded or under funded status of a defined benefit postretirement plan (other than a multiemployer plan) as an asset or liability and to recognize changes in that funded status in the year in which the changes occur through comprehensive income. This Statement also requires an employer to measure the funded status of a plan as of the date of its year-end statement of financial position, with limited exceptions. SFAS No. 158 requires an entity to recognize as a component of other comprehensive income, net of tax, the gains or losses and prior service costs or credits that arise during the period but are not recognized as components of net periodic benefit cost pursuant to SFAS No. 87. This Statement requires an entity to disclose in the notes to financial statements additional information about certain effects on net periodic benefit cost for the next fiscal year that arise from delayed recognition of the gains or losses, prior service costs or credits, and transition asset or obligation. The Company is required to initially recognize the funded status of a defined benefit postretirement plan and to provide the required disclosures for fiscal years ending after December 15, 2006. Management believes that this statement will not have a significant impact on the financial statements.

NOTE 2 - ACCOUNTS RECEIVABLE

Accounts receivable as of December 31, 2005 include rebate balances and balances due from lessees and franchisees totaling $61,592.

JDCO, INC., d.b.a. JAVA DETOUR

NOTES TO AUDITED CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2005 AND 2004

NOTE 3 - PROPERTY AND EQUIPMENT

Property and equipment consist of the following at December 31, 2005:

Land	$425,000
Site preparation and engineering	309,198
Buildings	1,547,499
Leasehold improvements	1,714,304
Signs	386,468
Store equipment	732,454
Other equipment, furniture, and vehicles	150,531
Total	5,265,454
Less accumulated depreciation	(1,148,144)

Property and equipment, net	$4,117,310

Depreciation expense for the years ending December 31, 2005 and 2004 was $374,792 and $322,515, respectively. Accumulated depreciation for assets under capital leases amounted to $298,045 at December 31, 2005.

NOTE 4 - INTANGIBLE ASSETS

Other intangible assets consist of the following at December 31, 2005:

Branding and product formulation	80,165

Total	$80,165

The Company has evaluated the intangible asset and for impairment and has estimated that the carrying value will be recoverable from its estimated future cash flows, therefore no impairment has been recorded during 2005 or 2004.

NOTE 5 - NOTES RECEIVABLE

During 2005, the Company sold one of its Bakersfield, California locations to an unrelated third party for a note receivable in the amount of $450,368. The Company recorded a gain on the sale of this store of $300,052 and is included in Sales and other operating revenues on the accompanying statement of operations for the year ended December 31, 2005. As of December 31, 2005, $445,322 was still owed to the Company under this note, of which $15,570 is due over the next twelve months. In addition, the Company paid other fees, such as property taxes on behalf of the new store owner in exchange for a note receivable in the amount of $6,250. As of December 31, 2005 the entire balance is still due the Company.

JDCO, INC., d.b.a. JAVA DETOUR

NOTES TO AUDITED CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2005 AND 2004

NOTE 6 - LONG-TERM OBLIGATIONS

Long-term obligations, excluding capital leases, consist of the following:

2005
Notes payable from a bank, payable in monthly installments with interest at Prime Rate plus 1.75% (9.00% at December 31, 2005), maturing in 2021 through 2029, secured by the property and equipment at four stores	$895,209
Notes payable from a multi-bank organization, payable in monthly installments with interest at Prime Rate plus 2.75% (10.00% at December 31, 2005), maturing in 2009, secured by substantially all the Company’s assets	101,113

Total notes payable	$996,322
Less current portion	55,260
Long-term obligations	$941,062

Line of credit from a bank (refer to Note 8), with interest at the prime rate plus 2% (9.25% at December 31, 2005), payable in full upon maturity in 2006, secured by substantially all the Company’s assets, unsubordinated, guaranteed by stockholders	$1,500,000
Credit lines payable with interest rates ranging from 8.25% to 10.50%, guaranteed by a stockholder	130,026
Total lines of credit payable	$1,630,026
Less current portion	-
Long-term obligations	$1,630,026

Convertible notes payable (net of beneficial conversion feature discount of $39,607) for, up to 50% convertible to common stock prior to maturity on December 31, 2007, at a price of $1 per share; interest at 10-12% per annum payable quarterly and the principal balance payable upon maturity; most are redeemable by the Company after December 31, 2005; secured by substantially all the assets of the Company; subordinate to all current debt and to all future debt related to store expansion	$1,315,393
Total convertible notes payable	$1,315,393
Less current portion	-
Long-term obligations	$1,315,393

Notes payable to two stockholders accruing interest at 10.00% per annum, maturing in 2006, unsecured	$45,182
Notes payable to two stockholders for the sale of Java Detour, Inc., in monthly installments with interest at 10.00% maturing in 2012, secured by 25 shares each of the Company’s stock, subordinated	496,915
Notes payable to a stockholder, in monthly installments with interest at 10.00%, maturing in 2009, secured by substantially all the Company’s assets, subordinated	146,482
Note payable to the father of two shareholders, maturing in 2006 with interest at 10.50%, unsecured	25,000
Notes payable to related parties at interest rate of 10.00% maturing in 2006 and 2007, unsecured	207,817

Total related party notes payable	$921,396
Less current portion	367,758
Long-term obligations	$553,638

Convertible notes payable to a stockholder, $170,000 of which up to 50% convertible to common stock prior to maturity on December 31, 2007, at a price of $1 per share; interest at 10-12% per annum payable quarterly and the principle balance payable upon maturity; redeemable by the Company after December 31, 2005; secured by substantially all of the assets of the Company; subordinate to all current debt and to all future debt related to store expansion. $300,000 convertible into series B preferred stock at a rate of $3.38 per share.	$470,000
Total related party convertible notes payable	$470,000
Less current portion	-
Total long-term obligations	$470,000

JDCO, INC., d.b.a. JAVA DETOUR

NOTES TO AUDITED CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2005 AND 2004

Scheduled annual maturities of long-term obligations, excluding capital leases, are as follows:

2006	$423,020
2007	3,496,894
2008	187,908
2009	162,033
2010	109,483
Thereafter	953,799

Total	$5,333,137

JDCO, INC., d.b.a. JAVA DETOUR

NOTES TO AUDITED CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2005 AND 2004

NOTE 7 - LEASE COMMITMENTS

Capital lease obligations consist of the following:

2005
Lease for the land of the Red Bluff store site, on which payments, less interest at 10% per annum, are credited toward purchase of the land; expires in 2012 with options to extend by two six-year periods; full ownership would be attained in 2022 under present terms	$225,089
Lease for the land of the Chico store site, on which payments, less interest at 9% per annum, may be credited toward purchase of the land; expires in 2010, but payments will be sufficient to exercise the purchase option in 2007	26,488
Leases for property and equipment at several other store sites, expiring through 20010, a majority of the total balance guaranteed by two stockholders	467,033
Total	$718,610

The Company leases its headquarters and most of its store sites under long-term operating lease agreements expiring in 2007 through 2020. Rent expense under operating leases totaled $519,985 for 2005 and $335,981 for 2004.

Future minimum lease payments are as follows:

	Capital	Operating	Total
2006	$244,460	$600,562	$845,022
2007	219,492	612,045	831,537
2008	191,135	601,430	792,565
2009	113,110	585,710	698,820
2010	37,714	586,980	624,694
Thereafter	306,658	3,444,197	3,750,855

Total	$1,112,569	$6,430,924	$7,543,493
Less amounts representing interest	(393,959)
Present value of minimum lease payments	718,610
Less current portion	(134,019)

Total, net of current portion	$584,591

Depreciation expense for the assets under capital leases was $113,216 and $70,722 for years ended December 31, 2005 and 2004, respectively

JDCO, INC., d.b.a. JAVA DETOUR

NOTES TO AUDITED CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2005 AND 2004

NOTE 8 - LINES OF CREDIT

The Company has lines of credit with interest rates ranging from 8.25% to 10.50%. Outstanding balances as of December 31, 2005 total $130,026. The Company has a line of credit totaling $1,500,000, with interest at Prime Rate plus 2.00% (9.25% at December 31, 2005), maturing in 2006, guaranteed by three stockholders and an investor. The Company obtained an extension to July 2007 by signing a promissory note in September 2006, and as a result, this line of credit is included in non-current liabilities at December 31, 2005. As part of obtaining the line of credit, an investor guaranteed the line of credit. As consideration for this guarantee, in 2004 the Company issued a $120,000 note, payable at $2,000 per month for sixty months. This note was non-interest bearing. The Company has imputed interest at the rate of ten percent and the resulting note payable principal balance of $82,819 is recorded in related party notes payable on the accompanying balance sheet and the value is being amortized to financing costs over the original term of the line of credit of two years. As of December 31, 2005, only $31,377 remains to be amortized and this amount is included in other assets on the accompanying balance sheet. As additional consideration for guaranteeing the line of credit in 2004 the Company granted six year warrants to purchase 72,072 shares of common stock at $2.22 per share (see Note 12).

NOTE 9 - CONVERTIBLE NOTES PAYABLE

During the years ended December 31, 2002 through 2004 the Company issued $1,525,000 in convertible notes payable of which $170,000 was to a stockholder. The notes bear interest at ten percent, are due December 31, 2007 and fifty percent of the value of the notes are convertible at the holders option into common shares of the company at $1.00 per share. The values of the debentures were allocated between the debenture and the beneficial conversion feature, which amounted to $1,266,000 and $89,000, respectively.  The discount related to the beneficial conversion features of $89,000 is being amortized over the term of the debenture. The Company amortized $19,804 and $15,339 to interest expense during the years ended December 31, 2005 and 2004, respectively. The remaining unamortized beneficial conversion feature of $39,607 is recorded as a discount on these convertible notes payable on the accompanying balance sheet. In addition, as part of the transaction the Company paid $155,000 and issued 250,000 shares of common stock of the Company to a related party valued at $250,000 as offering costs. These costs are being amortized over the term of the debentures. The Company recorded amortization of $81,777 to interest expense during the years ended December 31, 2005 and 2004. The unamortized amount of $150,655 is recorded as deferred offering costs on the accompanying balance sheet.

NOTE 10 - RELATED PARTY CONVERTIBLE NOTE PAYABLE

In addition to the $170,000 convertible note payable issued to a stockholder as discussed in Note 9, during 2005, the Company issued a $300,000 convertible note payable to an unrelated party. As additional consideration for issuing the debenture, the Company granted six year warrants to purchase common stock at $3.38 per share (see Note 12). The note was due July 31, 2005. During 2005, the note was assigned to a stockholder and the due date is now December 31, 2007. The note is convertible into the Company’s series B preferred stock at a rate of $3.38 per share. As of December 31, the balance has been unpaid.

NOTE 11 - INCOME TAXES

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial statement purposes and the amounts used for income tax purposes. Significant components of the Company’s deferred tax liabilities and assets as of December 31, 2005 are as follows:

JDCO, INC., d.b.a. JAVA DETOUR

NOTES TO AUDITED CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2005 AND 2004

2005
Net operating loss carry-overs for federal income taxes totaling $2,342,251, expiring in 2022 through 2025	$796,365
Net operating loss carry-overs for state of California income taxes totaling $2,154,311, expiring in 2012 through 2015	190,441
Total	986,806
Valuation allowance	(505,155)

Deferred tax assets, net	$481,651

The Components of deferred income tax expense (benefit) are as follows:

	December 31, 2005	December 31, 2004
Net operating loss carryforward	(986,806)	(797,600)
Increase in valuation allowance	505,155	452,760
Income tax (benefit)	$481,651	$344,840

Following is a reconciliation of the amount of income tax expense (benefit) that would result from applying the statutory federal income tax rates to pre-tax income and the reported amount of income tax expense (benefit):

	2005	2004
Deferred income tax benefit for net operating losses	$136,812	$152,510
Current income tax expense	(1,600)	(4,767)

Income tax benefit, net	$135,212	$147,743

At December 31, 2005, the Company has provided a partial valuation allowance for the deferred tax assets since management has determine that the realization of a portion of that asset is more likely than not. The net change in valuation allowance for the years ended December 31, 2005 and 2004 was an increase of $52,394 and $337,314, respectively.

NOTE 12 - STOCKHOLDER’S EQUITY

PREFERRED STOCK

In March 2006 the Company amended its articles of incorporation to change its preferred stock from no par to par value of $0.001. The accompanying financial statements have been retroactively restated to present the effect of this change in par value. All preferred shares currently issued are of Series A; the Company may issue additional series at any time with the approval of the board of directors. Series A preferred shares are convertible, at the holders’ option at any time, into an equal number of common shares, subject to adjustments to account for stock splits, stock dividends, and certain other events. If the holders of the Company’s secured convertible notes due December 31, 2007 exercise their conversion rights under those notes, entirely or in part, at any time, then the conversion ratio for the Series A preferred shares will be adjusted so that the holders thereof, as a class, will be entitled upon exercise of all their conversion rights to hold 7.5% of the sum of (a) the common shares outstanding as of the original issue date of the Series A preferred shares, (b) additional common shares issued to the holders of the notes and holders of the Series A preferred shares through the date of such adjustment, and (c) certain additional common shares that have been issued to other specified parties through the date of such adjustment. Conversion of all the outstanding Series A preferred shares will occur automatically in the event of Company liquidation or public stock offering, or upon the vote or written consent of the holders of ⅔ of the outstanding shares of the class. In liquidation, preferred stockholders would be entitled to receive $3.38 per share (their original investment) plus any accrued dividends in preference to holders of common stock and any junior series of preferred stock. Thereafter, any remaining net proceeds would be distributed ratably on a per-share basis among the holders of all common and preferred shares. Series A shareholders are entitled to dividends accruing at an annual rate of $0.2028 per share ($59,916 per year on 295,454 shares currently issued) to be paid in November 2008, upon exercise of conversion option, or upon Company liquidation or public stock offering. Warrants valued at $80,142 for the purchase of up to 118,182 shares of common stock at $3.38 per share, exercisable until September 30, 2008, were included in the purchase of Series A preferred stock.

JDCO, INC., d.b.a. JAVA DETOUR

NOTES TO AUDITED CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2005 AND 2004

COMMON STOCK

In March 2006 the Company amended its articles of incorporation to change its common stock from no par to par value of $0.001. The accompanying financial statements have been retroactively restated to present the effect of this change in par value.

Through private placements in 2005 the Company raised $100,000 and issued 60,186 shares.

WARRANTS

On August 15, 2004, the Company granted to a related party, fully vested, six year warrants to purchase 72,072 shares of common stock at an exercise price of $2.22 per share for signature guaranteeing a bank line of credit. The options have a 6-year vesting provision. On August 15, 2004, the Company calculated the value of these warrants using the Black-Scholes model based on the following assumptions: a risk-free rate of 2.38%, volatility of 115%, estimated life of 2 years and a fair market value of $1.50 per share. The value of these warrants of $55,258 was recorded as financing costs and expensed during the year ended December 31, 2004.

On February 16, 2005, the Company granted fully vested, six year warrants to purchase 1,000 shares of common stock at an exercise price of $3.38 per share as additional consideration for the issuance of a $300,000convertible note. At February 16, 2005, the Company calculated the value of these warrants using the Black-Scholes model based on the following assumptions: a risk-free rate of 3.85%, volatility of 104%, estimated life of 1 ½ years and a fair market value of $1.70 per share. The value of these warrants was $1,700.

The Company had the following warrants outstanding to purchase common shares as of December 31:

	2005	2004
Warrants issued in conjunction with issuance of preferred stock	118,182	118,182
Warrants issued in conjunction with signature guarantee	72,072	72,072
Warrants issued in conjunction with issuance of promissory note	1,000

Total	191,254	190,254

JDCO, INC., d.b.a. JAVA DETOUR

NOTES TO AUDITED CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2005 AND 2004

NOTE 13 - COMMITMENTS AND CONTINGENCIES

From time to time, in the normal course of business, the Company is subject to routine litigation incidental to its business. Although there can be no assurances as to the ultimate disposition of any such matters, it is the opinion of management, based upon the information available at this time, that there are no matters, individually or in the aggregate, that will have a material adverse effect on the results of operations and financial condition of the Company.

The Company has a one year employment agreement with its chief executive officer. Under such agreement, he is entitled to an annual base salary of $144,000 per year and cash bonus to be determined by the Company, is subject to confidentiality provisions and is entitled to a severance of up to one year base salary if he is terminated by the Company without cause. The employment agreement shall automatically renew for a period of one year, and each successive year thereafter, unless the Company or employee declines to renew by providing written notice of such decision on the other party not less than 60 days before the expiration date.

The Company has a one year employment agreement with the President/Chief Operating Officer. Under such agreement, he is entitled to an annual base salary of $144,000 per year and cash bonus to be determined by the Company, is subject to confidentiality provisions and is entitled to a severance of up to one year base salary if he is terminated by the Company without cause. The employee agreement shall automatically renew for a period of one year, and each successive year thereafter, unless Corporation or Employee declines to renew by providing written notice of such decision on the other party not less than 60 days before the expiration date.

The Company has a one year employment agreement with its chief financial officer. Under such agreement, he is entitled to an annual base salary of $120,000 per year and cash bonus to be determined by the Company, is subject to confidentiality provisions and is entitled to a severance of up to one year base salary if he is terminated by the Company without cause. The employee agreement shall automatically renew for a period of one year, and each successive year thereafter, unless Corporation or Employee declines to renew by providing written notice of such decision on the other party not less than 60 days before the expiration date.

Future commitments under employment agreements are as follows:

Base
2006	$408,000
2007	456,960
2008	511,795
2009	573,211
2010	641,996

NOTE 14 - SUBSEQUENT EVENTS

On August 11, 2006 the Company signed an exclusive development agreement with Pavilion Development in Charlotte, North Carolina to develop 30 stores over the next 36 months in Texas and Florida. In addition the developer has the right of first refusal on developing additional sites throughout the country, in exchange Java Detour has agreed to lease space from the developer for periods of five years provided that the developer is able to secure a preferred/credit quality co-tenant. No consideration has been given for these co-development projects.

The Company sold its first international territory in September 2006; the agreement was executed through a master license agreement to franchise throughout Ireland, with additional options for development throughout the United Kingdom. The licensee is granted exclusive rights to use Java Detour technology, and trade marks in the country of Ireland. In consideration Java Detour was paid a licensing fee of $100,000 and will be paid 8 ½% of future franchise fees charged. In addition, Java Detour will receive a continuing royalty fee up to 2% of gross sales and a 4% override for supply and equipment items purchased. The term of the agreement is fifteen years and renewable in ten year increments.

JDCO, INC., d.b.a. JAVA DETOUR

NOTES TO AUDITED CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2005 AND 2004

On August 30, 2006, the Company entered into a placement agent agreement with Hunter World Markets, Inc. (“Hunter”). Hunter will act as the exclusive placement agent in a transaction on a best efforts basis involving the issuance and sale by the Company of units, each unit consisting of four shares of the Company’s common stock and one warrant to purchase a share of common stock at an exercise price of two times the purchase price attributable to one share of common stock. The offering will be for a minimum of $6,000,000 and a maximum of $10,000,000. Concurrently with the closing of the offering, the Company shall have transferred all their shares of stock to a public company in exchange for shares of such public company in a reverse merger. The Company will file an SB-2 registration statement no later than thirty days following the closing of the offering and will use its best efforts to have the registration statement declared effective 120 days after the closing of the offering pursuant to the terms of registration rights agreement. As part of the placement agent agreement, Hunter was required to use its best efforts to arrange a bridge loan of $500,000 pursuant to a promissory note. In September 2006, JDCO executed a Term Credit Agreement with the The Hunter Fund Limited (“Hunter Fund”), an affiliated entity of Hunter, for a $500,000 term loan (the “Bridge Financing”). In connection with the Bridge Financing, the Company paid the Hunter Fund a bridge loan fee of $60,000 and a flat interest payment of $50,000. In addition, the Company issued the Hunter Fund five-year warrants to purchase 500,000 shares of common stock at a per share exercise price of $0.60. The Bridge Financing is due on the earlier of February 28, 2007 or upon the closing of a private placement.

Upon closing of the proposed private placement, certain noteholders have agreed to convert any remaining unpaid principal and accrued interest into shares of the Company’s common stock.  Also certain warrant holders have agreed to exercise their cashless exercise provision.

JDCO, INC., d.b.a. JAVA DETOUR
CONSOLIDATED BALANCE SHEET
SEPTEMBER 30, 2006
(Unaudited)

ASSETS (Substantially Pledged)
CURRENT ASSETS:
Cash and cash equivalents	$226,031
Accounts receivable, net	63,649
Current portion of notes receivable	34,649
Inventories	59,076
Deferred offering cost	198,241
Prepaid expenses	131,837
Total current assets	713,483

NONCURRENT ASSETS:
Notes receivable, net of current portion	409,822
Property and equipment, net	5,038,497
Intangibles	80,165
Prepaid expense	12,318
Deferred tax assets	485,647
Other assets	51,141
TOTAL ASSETS	$6,791,073

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)
CURRENT LIABILITIES:
Accounts payable	$705,022
Deferred revenue	118,000
Notes payable	550,335
Capital lease obligations	209,971
Related party notes payable	741,815
Lines of credit payable	1,500,606
Accrued expenses and other current liabilities	226,523
Total current liabilities	4,052,272

Notes payable, net of current portion	944,931
Capitalized lease obligations, net of current portion	781,455
Lines of credit payable, net of current portion	125,182
Convertible notes payable, net of discount	1,330,246
Related party notes payable, net of current portion	641,418
Related party convertible notes payable	470,000
Deferred rent	223,601
Preferred dividends payable	173,341
Total liabilities	8,742,446

COMMITMENTS AND CONTINGENCIES:	-
STOCKHOLDERS’ EQUITY (DEFICIT):
Series A, 6% Cumulative Convertible Preferred stock,
$0.001 par value; 379,870 shares authorized; 295,454
shares issued and outstanding	296
Series B, 6% Cumulative Convertible Preferred stock,
$0.001 par value; 300,000 shares authorized; 0
shares issued and outstanding	-
Common stock, $0.001 par value; 10,000,000 shares authorized;	3,671
3,671,297 shares issued and outstanding
Additional paid in capital	1,398,190
Accumulated (deficit)	(3,353,530)
Total stockholders’ equity (deficit)	(1,951,373)
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)	$6,791,073

The accompanying notes are an integral part of these consolidated financial statements.

JDCO, INC., d.b.a. JAVA DETOUR
CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2006 AND 2005 (Unaudited)

	NINE MONTHS ENDED SEPTEMBER 30, 2006	NINE MONTHS ENDED SEPTEMBER 30, 2005
OPERATING REVENUES:
Sales and other operating revenues	$4,783,727	$4,870,302
Cost of sales	(1,357,615)	(1,347,663)
Gross profit	3,426,112	3,522,639

OPERATING EXPENSES:
Store expenses:
Direct and indirect labor	1,532,647	1,405,686
Controllable expenses	291,114	306,288
Non-controllable expenses	579,531	486,856
Total store expenses	2,403,292	2,198,830

Selling, general and administrative expenses	748,221	902,646
Depreciation	310,967	280,287

Total operating expenses	3,462,480	3,381,763

INCOME (LOSS) FROM OPERATIONS	(36,368)	140,876
OTHER INCOME/(EXPENSE)
Other income	38,820	3,152
Interest expense	(619,014)	(493,809)
Other expenses	(47,914)	(64,691)
Total other income/(expense)	(628,108)	(555,348)

NET (LOSS) BEFORE INCOME TAXES	(664,476)	(414,472)

INCOME TAX BENEFIT	3,996	110,082

NET (LOSS)	$(660,480)	$(304,390)

PREFERRED STOCK DIVIDENDS	(44,937)	(44,937)

NET (LOSS) ATTRIBUTED TO COMMON
STOCKHOLDERS	$(705,417)	$(349,327)

NET (LOSS) PER SHARE:
BASIC AND DILUTED	$(0.19)	$(0.10)

WEIGHTED AVERAGE SHARES
OUTSTANDING:
BASIC AND DILUTED	3,671,297	3,641,204

The accompanying notes are an integral part of these consolidated financial statements.

JDCO, INC., d.b.a. JAVA DETOUR
CONSOLIDATED STATEMENT OF CHANGES IN STOCKHOLDER'S EQUITY (DEFICIT)
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2006
(Unaudited)

	Preferred Stock				Additional
	Series A		Common Stock		Paid in	Accumulated
	Shares	Amount	Shares	Amount	Capital	(Deficit)	Total
Balance, December 31, 2005	295,454	$296	3,671,297	$3,671	$1,387,060	$(2,648,113)	$(1,257,086)

Declaration of preferred dividends						(44,937)	(44,937)
Amortization of warrants granted with preferred stock		-			11,130	-	11,130
Net loss for the period						(660,480)	(660,480)

Balance, September 30, 2006	295,454	$296	3,671,297	$3,671	$1,398,190	$(3,353,530)	$(1,951,373)

The accompanying notes are an integral part of these consolidated financial statements

JDCO, INC., d.b.a. JAVA DETOUR
CONSOLIDATED STATEMENTS OF CASH FLOWS
NINE MONTHS ENDED SEPTEMBER 30, 2006 AND 2005
(Unaudited)
	2006	2005
CASH FLOWS (TO) FROM OPERATING ACTIVITIES:
Net income/(loss)	$(660,480)	$(304,390)
Adjustments to reconcile net (loss) to net cash
(used in) operating activities:
Depreciation	310,967	280,287
Loss (gain) on disposal of fixed assets	-	(272,730)
Amortization of beneficial conversion feature	14,853	14,853
Amortization of fair value of warrants granted in connection with
issuance of preferred stock	11,130	11,128
Changes in operating assets & liabilities
Accounts receivable	(2,057)	(2,942)
Due from stockholders	75,959	4,750
Inventories	(5,522)	(605)
Deferred offering costs	(47,586)	61,333
Prepaid expenses	(109,530)	(31,206)
Deferred tax assets	(3,996)	(110,081)
Other assets	19,210	34,631
Accounts payable	299,936	(227,460)
Deferred revenue	100,000	-
Accrued expenses and other current liabilities	48,801	1,347
Deferred rent	45,575	49,520
NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES	97,260	(491,565)

CASH FLOW FROM (TO) INVESTING ACTIVITIES
Purchase of property and equipment	(826,577)	(137,946)
Issuance of notes receivable	-	(6,250)
Payments received on notes receivable	7,101	2,749
NET CASH (USED IN) INVESTING ACTIVITIES	(819,476)	(141,447)

CASH FLOWS FROM (TO) FINANCING ACTIVITIES
Principal repayments of notes payable	(27,046)	(37,314)
Principal repayments of capital lease obligations	(132,761)	(173,396)
Proceeds from notes payable	525,990	-
Proceeds from line of credit	-	944,746
Principal repayments of lines of credit	(4,238)	(1,969)
Proceeds from related party notes payable	530,000	6,107
Principal repayments of related party notes payable	(68,164)	(438,649)
Proceeds from related party convertible notes payable	-	300,000
Proceeds from issuance of common stock	-	100,000
NET CASH PROVIDED BY FINANCING ACTIVITIES	823,781	699,525

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	101,565	66,513

Cash and cash equivalents, at beginning of period	124,466	78,032

CASH AND CASH EQUIVALENTS, AT END OF PERIOD	$226,031	$144,545

NONCASH INVESTING AND FINANCING ACTIVITY:
Acquisition of property and equipment under capital leases	$405,577	$228,681
Sale of property and equipment for note receivable	$-	$450,368

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid for interest	$643,679	$493,809
Cash paid for income taxes	$1,600	$4,767

The accompanying notes are an integral part of these consolidated financial statements.

JDCO, INC., d.b.a. JAVA DETOUR

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
SEPTEMBER 30, 2006 AND 2005

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

JDCO, Inc., d.b.a. Java Detour, (the “Company”) was incorporated in Davis, California, on August 1, 2002, with the purchase of Java Detour, LLC (the “LLC”). The Company owns and operates fourteen Java Detour cafés in California and Nevada. The Company sells high-quality gourmet coffees, whole leaf teas, cold-blended beverages, fresh fruit smoothies and select baked goods to its customers from uniquely designed retail stores specialized in providing fast and convenience customer service.

Principles of Consolidation
The financial statements reflect the consolidation of Java Detour, Inc., a wholly-owned subsidiary of JDCO, Inc. Java Detour, Inc., who is a franchisor of Java Detour cafés, has four franchised outlets in the north central United States of America. Material intercompany transactions have been eliminated.

Basis of Presentation
These unaudited interim consolidated financial statements have been prepared by the Company pursuant to the rules and regulations of the Securities and Exchange Commission.  The information furnished herein reflects all adjustments (consisting of normal recurring accruals and adjustments) which are, in the opinion of management, necessary to fairly present the operating results for the respective periods.  Certain information and footnote disclosures normally present in annual consolidated financial statements prepared in accordance with accounting principles generally accepted in the United States of America have been omitted pursuant to such rules and regulations.  These interim consolidated financial statements should be read in conjunction with the audited consolidated financial statements and footnotes for the Company for its year ended December 31, 2005.  The results for the nine-month interim period ended September 30, 2006 are not necessarily indicative of the results to be expected for the full year ending December 31, 2006.

Stock Based Compensation
The Company adopted SFAS No. 123 (Revised 2004), Share Based Payment (“SFAS No. 123R”), under the modified-prospective transition method on January 1, 2006.  SFAS No. 123R requires companies to measure and recognize the cost of employee services received in exchange for an award of equity instruments based on the grant-date fair value. Share-based compensation recognized under the modified-prospective transition method of SFAS No. 123R includes share-based compensation based on the grant-date fair value determined in accordance with the original provisions of SFAS No. 123, Accounting for Stock-Based Compensation, for all share-based payments granted prior to and not yet vested as of January 1, 2006 and share-based compensation based on the grant-date fair-value determined in accordance with SFAS No. 123R for all share-based payments granted after January 1, 2006. SFAS No. 123R eliminates the ability to account for the award of these instruments under the intrinsic value method prescribed by Accounting Principles Board (“APB”) Opinion No. 25, Accounting for Stock Issued to Employees, and allowed under the original provisions of SFAS No. 123.  Prior to the adoption of SFAS No. 123R, the Company would have accounted for our stock option plans using the intrinsic value method in accordance with the provisions of APB Opinion No. 25 and related interpretations. As of September 30, 2006 and 2005 the Company did not have a stock option plan and as such, no options were granted to employees during those periods.

Fair Value of Financial Instruments
The carrying value of cash, accounts receivable, deferred revenue, accounts payable, and accrued expenses approximate fair value because of the short maturity of these items.

Cash and Cash Equivalents
For purposes of the statement of cash flows, the Company considers all highly-liquid instruments purchased with a remaining maturity of three months or less to be cash equivalents.

JDCO, INC., d.b.a. JAVA DETOUR

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
SEPTEMBER 30, 2006 AND 2005

The Company maintains its cash in bank deposit accounts that, at times, may exceed federally insured limits. The Company has not experienced any losses in such accounts. Management believes the Company is not exposed to any significant credit risk related to cash.

Accounts Receivable
Accounts receivable are amounts due from customers or individuals net of an allowance for doubtful accounts, which was $0 as of September 30, 2006. Accounts longer than the contractual payment terms are considered past due.

Allowance for Doubtful Accounts
The Company maintains an allowance for doubtful accounts resulting from the inability, failure or refusal of customers to make required payments.  The Company determines the adequacy of this allowance by regularly reviewing the accounts receivable aging and applying various expected loss percentages to certain accounts receivable categories based upon historical bad debt experience.

Notes Receivable
Notes receivable are amounts due from an individual that acquired the assets of a store. The Company routinely evaluates the collectability of the note to determine if there is any risk of default.

Deferred Offering Costs
Deferred offering costs, consisting of legal and filing fees relating to a future offering will be capitalized. The deferred offering costs will be offset against offering proceeds in the event the offering is successful. In the event the offering is unsuccessful or is abandoned, the deferred offering costs will be expensed. Costs associated with debt offerings will be capitalized and amortized over the terms of the debt. If the debt is repaid before it is due, or the debt is converted, the Company will expense the remaining unamortized balance of these costs at that time.

Inventories
Inventories consist of coffee and other beverage ingredients, cups, napkins, and other serving goods, and are valued at the lower of cost or market, computed on the first-in, first-out basis.

Property and equipment
Property and equipment are stated at cost less accumulated depreciation. Depreciation is provided for in amounts sufficient to relate the cost of depreciable assets to operations over their estimated service lives. The estimated lives in determining depreciation are recognized primarily on the straight-line method over estimated useful lives of five to seven years for equipment, signs, vehicles, and site preparation and engineering. For leasehold improvements and buildings, the Company depreciates the assets over the shorter of their estimated useful lives or original lease terms.

Intangible Assets
In accordance with SFAS No. 142, “Goodwill and Other Intangible Assets,” the Company evaluates intangible assets and other long-lived assets for impairment, at least on an annual basis and whenever events or changes in circumstances indicate that the carrying value may not be recoverable from its estimated future cash flows.  Recoverability of intangible assets and other long-lived assets is measured by comparing their net book value to the related projected undiscounted cash flows from these assets, considering a number of factors including past operating results, budgets, economic projections, market trends and product development cycles. If the net book value of the asset exceeds the related undiscounted cash flows, the asset is considered impaired, and a second test is performed to measure the amount of impairment loss. No impairment was recorded during the nine months ended September 30, 2006 or 2005.

JDCO, INC., d.b.a. JAVA DETOUR

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
SEPTEMBER 30, 2006 AND 2005

Deferred Rent

For those leases that require fixed rental escalations during their lease terms, rent expense is recognized on a straight-line basis resulting in deferred rent of $223,601 at September 30, 2006. The liability will be satisfied through future rental payments.

Income Taxes
The Company accounts for income taxes in accordance with SFAS 109, Accounting for Income Taxes. The Company records deferred income tax assets and liabilities based up the difference between the financial statement and income tax bases of assets and liabilities using enacted income tax rates. Valuation allowances are established when necessary to reduce deferred income tax assets to the amount expected to be realized. Income tax expense is the taxes paid and payable for the period and the change during the period in the net deferred income tax assets and liabilities.

Revenue Recognition

Initial Franchise Fees
Initial franchise fee income is recognized as revenue upon the Company’s material and substantial performance of its obligations under the Franchise Agreement, which usually occurs at the commencement of operations of the individual location, unless it can be demonstrated that substantial performance has occurred before this time. Initial franchise fee income amounted to $0 and $0 for the years nine months ended September 30 2006 and 2005.

Regional Director Fees
Regional director fee income is recognized on a pro rata basis of the required number of stores to be opened upon the Company’s material and substantial obligations under the Regional Director Marketing Agreement, which usually occurs upon the Company’s approval of applicants to become franchisees provided by the Regional Marketing Director. Regional director fee income amounted to $0 and $0 for the nine months ended September 30, 2006 and 2005, respectively.

Royalties
Royalty income of 3% of defined net sales is earned based on sales by franchisees and is recognized monthly as revenue when the related sales are reported to the Company. Royalty income amounted to $34,819 and $28,336 for the nine months ended September 30, 2006 and 2005, respectively.

Promotional Fund Fees
Promotional fund fee income of 1% of defined net sales is recognized as revenue when the promotional fund fee expenses are incurred by the Company. Promotional fund fee income amounted to $11,606, and $9,445 for the nine months ended September 30, 2006 and 2005, respectively.

Retail Revenues
Company-operated retail store revenues are recognized when payment is tendered at the point of sale. Retail revenues amount to $4,737,302 and $4,532,469 for the nine months ended September 30, 2006 and 2005, respectively.

Deferred Revenue
Deferred revenue consists of the portion of the initial franchise fees received from franchisees who have not commenced operations, the pro rata portion of the initial fees received from Regional Marketing Directors of which the Company has not approved franchisee applications for the required quota, and the excess, if any, of the 1% weekly promotional fund fees received from franchisees less the related promotional fund expenses incurred by the Company.

JDCO, INC., d.b.a. JAVA DETOUR

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
SEPTEMBER 30, 2006 AND 2005

Rewards/Gift Cards
Revenues from the Company’s stored value cards, such as the Java Detour rewards/gift card, are recognized when tendered for payment or upon redemption. Outstanding customer balances are included in “Accrued expenses and other current liabilities” on the accompanying consolidated balance sheet. There are no expiration dates on the Company’s rewards/gift cards and Java Detour does not charge any service fees that cause a decrement to customer balances. As of September 30, 2006 the Company has recorded $89,721 in accrued expenses and other current liabilities for the stored value cards.

While the Company will continue to honor all stored rewards/gift cards presented for payment, management may determine the likelihood of redemption to be remote for certain card balances due to, among other things, long periods of inactivity. In these circumstances, to the extent management determines there is no requirement for remitting card balances to government agencies under unclaimed property laws, card balances may be recognized in the consolidated statements of operations in “Other income.” For the nine months ended September 30, 2006 and 2005, respectively, the Company did not recognize any such income.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

Earnings Per Share
In accordance with SFAS No. 128, “Earnings Per Share,” the basic loss per common share is computed by dividing net loss available to common stockholders by the weighted average number of common shares outstanding.  Diluted loss per common share is computed similar to basic loss per common share except that the denominator is increased to include the number of additional common shares that would have been outstanding if the potential common shares had been issued and if the additional common shares were dilutive.  At September 30, 2006 and 2005, the Company’s potential dilutive securities included 191,254 and 190,254 common share purchase warrants granted to consultants or in connection with investments, respectively.   The Company’s potential dilutive securities included 295,454 shares of common stock that are issuable upon the conversion of the Company’s series ‘A’ convertible preferred stock and up to 762,500 shares of common stock that are issuable upon the conversion of fifty percent of the outstanding convertible notes payable at $1.00 per share.  The Company’s potential dilutive securities also included 88,757 shares of common stock that are issuable upon the conversion of the Company’s $300,000 related party convertible note into series ‘B’ convertible preferred stock and the further conversion of the series B preferred stock into common stock.  Due to the net loss, none of the potentially dilutive securities were included in the calculation of diluted earnings per share since their effect would be anti-dilutive.

Advertising and Marketing Costs
The Company expenses costs of advertising and marketing as incurred.  Advertising and marketing expense for the nine months ended September 30, 2006 and 2005 were $28,248 and $53,192, respectively.

Promotional Fund Expenses
Promotional costs are charged to expense during the period incurred. These costs arise from advertising for area franchisee stores. These costs are indirect to the Company in that they receive a promotional fee from the franchisees to pay for these costs.

Recently Issued Accounting Pronouncements
The Company has adopted all accounting pronouncements effective before September 30, 2006, which are applicable to the Company.

JDCO, INC., d.b.a. JAVA DETOUR

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
SEPTEMBER 30, 2006 AND 2005

In May 2005, Financial Accounting Standards Board (FASB) issued SFAS 154, Accounting Changes and Error Corrections. This Statement replaces APB Opinion No. 20, Accounting Changes, and SFAS 3, Reporting Accounting Changes in Interim Financial Statements, and changes the requirements for the accounting for and reporting of a change in accounting principle. SFAS 154 differentiates between retrospective application and restatement. This Statement is effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005. Early adoption is permitted for accounting changes and corrections of errors made in fiscal years beginning after the date this Statement is issued. SFAS 154 does not change the transition provisions of any existing accounting pronouncements, including those that are in a transition phase of the effective date of this Statement. The Company is in the process of determining what impact, if any; the adoption of the provisions of SFAS 154 will have on its financial condition or results of operations.

In December 2004, the FASB issued SFAS 153, Exchange of Nonmonetary Assets, an amendment of APB Opinion No. 29. This Statement amends APB 29 to eliminate the exception for nonmonetary exchanges of similar productive assets and replaces it with a general exception for exchanges of nonmonetary assets that do not have commercial substance. The Statement also revises the definition of an exchange and added additional scope exceptions. SFAS 153 is effective prospectively for nonmonetary asset exchanges occurring in fiscal periods beginning after June 15, 2005. Earlier application is permitted. The Company is in the process of determining what impact, if any; the adoption of the provisions of SFAS 153 will have on its financial condition or results of operations.

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements.” This statement clarifies the definition of fair value, establishes a framework for measuring fair value and expands the disclosures on fair value measurements. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007. Management has not determined the effect, if any; the adoption of this statement will have on the financial statements. In September 2006, the FASB issued SFAS No. 158, "Employers' Accounting for Defined Benefit Pension and Other Postretirement Plans−An amendment of FASB Statements No. 87, 88, 106, and 132(R)". One objective of this standard is to make it easier for investors, employees, retirees and other parties to understand and assess an employer's financial position and its ability to fulfill the obligations under its benefit plans. SFAS No. 158 requires employers to fully recognize in their financial statements the obligations associated with single−employer defined benefit pension plans, retiree healthcare plans, and other postretirement plans. SFAS No. 158 requires an employer to fully recognize in its statement of financial position the over funded or under funded status of a defined benefit postretirement plan (other than a multiemployer plan) as an asset or liability and to recognize changes in that funded status in the year in which the changes occur through comprehensive income. This Statement also requires an employer to measure the funded status of a plan as of the date of its year-end statement of financial position, with limited exceptions. SFAS No. 158 requires an entity to recognize as a component of other comprehensive income, net of tax, the gains or losses and prior service costs or credits that arise during the period but are not recognized as components of net periodic benefit cost pursuant to SFAS No. 87. This Statement requires an entity to disclose in the notes to financial statements additional information about certain effects on net periodic benefit cost for the next fiscal year that arise from delayed recognition of the gains or losses, prior service costs or credits, and transition asset or obligation. The Company is required to initially recognize the funded status of a defined benefit postretirement plan and to provide the required disclosures for fiscal years ending after December 15, 2006. Management believes that this statement will not have a significant impact on the financial statements.

NOTE 2 - ACCOUNTS RECEIVABLE

Accounts receivable as of September 30, 2006, include rebate balances and balances due from lessees and franchisees totaling $63,649.

JDCO, INC., d.b.a. JAVA DETOUR

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
SEPTEMBER 30, 2006 AND 2005

NOTE 3 - PROPERTY AND EQUIPMENT

Property and equipment consist of the following at September 30, 2006:

Land	$425,000
Site preparation and engineering	97,838
Buildings	2,057,235
Leasehold improvements	2,185,118
Signs	471,532
Store equipment	1,013,081
Other equipment, furniture, and vehicles	240,841
Total	6,490,645
Less accumulated depreciation	(1,452,148)
Property and equipment, net	$5,038,497
Depreciation expense for the nine months ended September 30, 2006 and 2005 was $310,967 and $280,287, respectively. Accumulated depreciation for assets under capital leases amounted to $407,974 at September 30, 2006.

NOTE 4 - INTANGIBLE ASSETS

Intangible assets consist of the following:

2006
Branding and product formulation	80,165
Total intangible assets	$80,165

The Company has evaluated the intangible assets for impairment and has estimated that the carrying value will be recoverable from its estimated future cash flows, therefore no impairment has been recorded for the nine months ended September 30, 2006 and 2005.

NOTE 5 - NOTES RECEIVABLE

During 2005, the Company sold one of its Bakersfield, California locations to an unrelated third party for a note receivable in the amount of $450,368. The Company recorded a gain on the sale of this store of $300,052 and is included in Sales and other operating revenues on the accompanying statement of operations for the nine months ended September 30, 2005. As of September 30, 2006, $438,221 was still owed to the Company under this note, of which $34,649 is due over the next twelve months. In addition, the Company paid other fees, such as property taxes on behalf of the new store owner in exchange for a note receivable in the amount of $6,250. As of September 30, 2005 the entire balance is still due the Company.

JDCO, INC., d.b.a. JAVA DETOUR

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
SEPTEMBER 30, 2006 AND 2005

NOTE 6 - LONG-TERM OBLIGATIONS

Long-term obligations, excluding capital leases, consist of the following:

2006
Notes payable from a bank, payable in monthly installments with interest at Prime Rate plus 1.75% (9.00% at December 31, 2005), maturing in 2021 through 2029, secured by the property and equipment at four stores	$884,326
Notes payable from a multi-bank organization, payable in monthly installments with interest at Prime Rate plus 2.75% (10.00% at December 31, 2005), maturing in 2009, secured by substantially all the Company’s assets	86,044
Term loan from underwriter; in connection with loan paid a flat interest payment of $60,000 and a placement fee of $50,000. Maturing in 2007, payable in one lump-sum	500,000
Term loans from vehicle dealers, maturing in 2005 through 2008, secured by three vehicles.	24,896

Total notes payable	1,495,266
Less current portion	550,335
Long-term obligations	944,931

Note payable on a line of credit from a bank (refer to Note 8), with interest at the prime rate plus 2% (10.00% at September 30, 2006), payable in full upon maturity in 2007, secured by substantially all the Company’s assets, unsubordinated, guaranteed by stockholders	1,500,000

Credit lines payable with interest rates ranging from 8.25% to 10.50%, guaranteed by a stockholder	125,788

Total lines of credit payable	1,625,788
Less current portion	1,500,606
Long-term obligations	125,182

Convertible notes payable (net of beneficial conversion feature discount of $24,754 at September 30, 2006, for up to 50% convertible to common stock prior to maturity on December 31, 2007), at a price of $1 per share; interest at 10-12% per annum payable quarterly and the principal balance payable upon maturity; most are redeemable by the Company after December 31, 2005; secured by substantially all the assets of the Company; subordinate to all current debt and to all future debt related to store expansion	1,330,246

Total convertible notes payable	1,330,246
Less current portion	-
Long-term obligations	1,330,246

JDCO, INC., d.b.a. JAVA DETOUR

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
SEPTEMBER 30, 2006 AND 2005

Notes payable to two stockholders accruing interest at 10.00% per annum, maturing in 2006, unsecured	45,182
Notes payable to two stockholders for the sale of Java Detour, Inc., in monthly installments with interest at 10.00% maturing in 2012, secured by 25 shares each of the Company’s stock, subordinated	455,313
Notes payable to a stockholder, in monthly installments with interest at 10.00%, maturing in 2009, secured by substantially all the Company’s assets, subordinated	119,991
Notes payable to a shareholder, with interest at 8.00%, maturing in December 2006, secured by substantially all the Company’s assets,	350,000
Note payable to the father of two shareholders, maturing in 2006 with interest at 10.50% - 12.00%, unsecured	25,000
Notes payable to related parties at interest rate of 10.00% maturing 2006 and 2007, unsecured	387,747

Total related party notes payable	1,383,233
Less current portion	741,815
Long-term obligations	641,418

Convertible notes payable to a stockholder, $170,000 of which up to 50% convertible to common stock prior to maturity on December 31, 2007, at a price of $1 per share; interest at 10-12% per annum payable quarterly and the principle balance payable upon maturity; redeemable by the Company after December 31, 2005; secured by substantially all of the assets of the Company; subordinate to all current debt and to all future debt related to store expansion. $300,000 convertible into series B preferred stock at a rate of $3.38 per share.	470,000

Total related party convertible notes payable	470,000
Less current portion	-
Total long-term obligations	470,000

Scheduled annual maturities of long-term obligations, excluding capital leases, are as follows:

2007	$2,791,480
2008	1,755,164
2009	182,358
2010	150,916
2011	433,958
Thereafter	990,657

Total	$6,304,533

JDCO, INC., d.b.a. JAVA DETOUR

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
SEPTEMBER 30, 2006 AND 2005

NOTE 7 - LEASE COMMITMENTS

Capital lease obligations consist of the following:

2006
Lease for the land of the Red Bluff store site, on which payments, less interest at 10% per annum, are credited toward purchase of the land; expires in 2012 with options to extend by two six-year periods; full ownership would be attained in 2022 under present terms	$220,542
Lease for the land of the Chico store site, on which payments, less interest at 9% per annum, may be credited toward purchase of the land; expires in 2010, but payments will be sufficient to exercise the purchase option in 2007	9,780
Leases for property and equipment at several other store sites, expiring through 2010, a majority of the total balance guaranteed by two stockholders	761,104

Total	$991,426

The Company leases its headquarters and most of its store sites under long-term operating lease agreements expiring in 2008 through 2021. Rent expense under operating leases totaled $525,704 for the nine months ending September 30, 2006 and $421,663 for the nine months ending September, 30 2005.

Future minimum lease payments are as follows:

	Capital	Operating	Total

2007	$350,058	$848,944	$1,199,002
2008	324,793	843,569	1,168,362
2009	232,002	861,643	1,093,645
2010	117,847	847,137	964,984
2011	53,696	830,283	883,979
Thereafter	272,311	4,546,815	4,819,126

Total	$1,350,707	$8,778,391	$10,129,098
Less amounts representing interest	(359,281)
Present value of minimum lease payments	991,426
Less current portion	(209,971)

Total, net of current portion	$781,455

Depreciation expense for the assets under capital leases was $109,929 and $81,330 for the nine months ended September 30, 2006 and 2005, respectively

JDCO, INC., d.b.a. JAVA DETOUR

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
SEPTEMBER 30, 2006 AND 2005

NOTE 8 - LINES OF CREDIT

The Company has lines of credit with interest rates ranging from 8.25% to 10.50%. Outstanding balances as of September 30, 2006 totaling $125,788. The Company has a line of credit totaling $1,500,000, with interest at Prime Rate plus 2.00% (10.25% at September 30, 2006), maturing in 2006, guaranteed by three stockholders and an investor. The Company obtained an extension to July 2007 by signing a promissory note in September 2006, and as a result, this line of credit is included in current liabilities at September 30, 2006. As part of obtaining the line of credit, an investor guaranteed the line of credit. As consideration for this guarantee, in 2004 the Company issued a $120,000 note, payable at $2,000 per month for sixty months. This note was non-interest bearing. The Company has imputed interest at the rate of ten percent and the resulting note payable principal balance of $82,819 is recorded in related party notes payable on the accompanying balance sheet and the value is being amortized to financing costs over the original term of the line of credit of two years. As of September 30, 2006, the Company has fully amortized this amount and $31,377 is included in interest expense for the nine months ended September 30, 2006 and 2005. As additional consideration for guaranteeing the line of credit in 2004 the Company granted six year warrants to purchase 72,072 shares of common stock at $2.22 per share. (See Note 12).

NOTE 9 - CONVERTIBLE NOTES PAYABLE

During the years ended December 31, 2002 through 2004 the Company issued $1,525,000 in convertible notes payable of which $170,000 was to a stockholder. The notes bear interest at ten percent, are due December 31, 2007 and fifty percent of the value of the notes are convertible at the holder’s option into common shares of the company at $1.00 per share. The values of the debentures were allocated between the debenture and the beneficial conversion feature, which amounted to $1,266,000 and $89,000, respectively.  The discount related to the beneficial conversion features of $89,000 is being amortized over the term of the debenture. The Company amortized $14,853 to interest expense during the nine months ended September 30, 2006 and 2005. The remaining unamortized beneficial conversion feature of $24,755 is recorded as a discount on these convertible notes payable on the accompanying balance sheet. In addition, as part of the transaction the Company paid $155,000 and issued 250,000 shares of common stock of the Company to a related party valued at $250,000 as offering costs. These costs are being amortized over the term of the debentures. The Company recorded amortization of $61,333 to interest expense during the nine months ended September 30, 2006 and 2005. The unamortized amount of $89,322 is recorded as deferred offering costs on the accompanying balance sheet.

NOTE 10 - RELATED PARTY CONVERTIBLE NOTE PAYABLE

In addition to the $170,000 convertible note payable issued to a stockholder as discussed in Note 9, during 2005, the Company issued a $300,000 convertible note payable to an unrelated party. As additional consideration for issuing the debenture, the Company granted six year warrants to purchase common stock at $3.38 per share (see Note 12). The note was due July 31, 2005. During 2005, the note was assigned to a stockholder and the due date is now December 31, 2007. The note is convertible into the Company’s series B preferred stock at a rate of $3.38 per share. As of September 30, 2006 the balance has been unpaid.

NOTE 11 - INCOME TAXES

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial statement purposes and the amounts used for income tax purposes. Significant components of the Company’s deferred tax liabilities and assets as of September 30, 2006 are as follows:

JDCO, INC., d.b.a. JAVA DETOUR

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
SEPTEMBER 30, 2006 AND 2005

2006

Net operating loss carry-overs for federal income taxes totaling $2,869,748, expiring in 2022 through 2026	$975,714
Net operating loss carry-overs for state of California income taxes totaling $2,756,478, expiring in 2012 through 2016	243,673
Total	1,219,387
Valuation allowance	733,740

Deferred tax assets, net	$485,647

The Components of deferred income tax expense (benefit) are as follows:

	September 30, 2006	September 30, 2005
Net operating loss carry forward	(1,219,387)	(954,590)
Increase in valuation allowance	733,740	499,969
Income tax (benefit)	$485,647	$454,621

Following is a reconciliation of the amount of income tax expense (benefit) that would result from applying the statutory federal income tax rates to pre-tax income and the reported amount of income tax expense (benefit):

	September 30, 2006	September 30, 2005

Deferred income tax benefit for net operating losses	$(3,996)	(110,082)
Current income tax expense	-	-

Income tax benefit, net	$(3,996)	$(110,082)

At September 30, 2006, the Company has provided a partial valuation allowance for the deferred tax assets since management has determine that the realization of a portion of that asset is more likely than not. The net change in valuation allowance for the nine months ended September 30, 2006 and 2005 was an increase of $228,585 and $1,265, respectively.

NOTE 12 - STOCKHOLDER’S EQUITY

PREFERRED STOCK

In March 2006 the Company amended its articles of incorporation to change its preferred stock from no par to par value of $0.001. The accompanying financial statements have been retroactively restated to present the effect of this change in par value. All preferred shares currently issued are of Series A; the Company may issue additional series at any time with the approval of the board of directors. Series A preferred shares are convertible, at the holders’ option at any time, into an equal number of common shares, subject to adjustments to account for stock splits, stock dividends, and certain other events. If the holders of the Company’s secured convertible notes due December 31, 2007 exercise their conversion rights under those notes, entirely or in part, at any time, then the conversion ratio for the Series A preferred shares will be adjusted so that the holders thereof, as a class, will be entitled upon exercise of all their conversion rights to hold 7.5% of the sum of (a) the common shares outstanding as of the original issue date of the Series A preferred shares, (b) additional common shares issued to the holders of the notes and holders of the Series A preferred shares through the date of such adjustment, and (c) certain additional common shares that have been issued to other specified parties through the date of such adjustment. Conversion of all the outstanding Series A preferred shares will occur automatically in the event of Company liquidation or public stock offering, or upon the vote or written consent of the holders of ⅔ of the outstanding shares of the class. In liquidation, preferred stockholders would be entitled to receive $3.38 per share (their original investment) plus any accrued dividends in preference to holders of common stock and any junior series of preferred stock. Thereafter, any remaining net proceeds would be distributed ratably on a per-share basis among the holders of all common and preferred shares. Series A shareholders are entitled to dividends accruing at an annual rate of $0.2028 per share ($59,916 per year on 295,454 shares currently issued) to be paid in November 2008, upon exercise of conversion option, or upon Company liquidation or public stock offering. Warrants valued at $80,142 for the purchase of up to 118,182 shares of common stock at $3.38 per share, exercisable until September 30, 2008, were included in the purchase of Series A preferred stock.

JDCO, INC., d.b.a. JAVA DETOUR

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
SEPTEMBER 30, 2006 AND 2005

COMMON STOCK

In March 2006 the Company amended its articles of incorporation to change its common stock from no par to par value of $0.001. The accompanying financial statements have been retroactively restated to present the effect of this change in par value.

Through private placements during the nine months ended September 30, 2005 the Company raised $100,000 and issued 60,186 shares.

WARRANTS

On August 15, 2004, the Company granted to a related party, fully vested, six year warrants to purchase 72,072 shares of common stock at an exercise price of $2.22 per share for signature guaranteeing a bank line of credit. The options have a 6-year vesting provision. On August 15, 2004, the Company calculated the value of these warrants using the Black-Scholes model based on the following assumptions: a risk-free rate of 2.38%, volatility of 115%, estimated life of 2 years and a fair market value of $1.50 per share. The value of these warrants of $55,258 was recorded as financing costs and expensed during the year ended December 31, 2004.

On February 16, 2005, the Company granted fully vested, six year warrants to purchase 1,000 shares of common stock at an exercise price of $3.38 per share as additional consideration for the issuance of a $300,000 convertible note. At February 16, 2005, the Company calculated the value of these warrants using the Black-Scholes model based on the following assumptions: a risk-free rate of 3.85%, volatility of 104%, estimated life of 1 ½ years and a fair market value of $1.70 per share. The value of these warrants was $1,700. The Company had the following warrants outstanding to purchase common shares as of September 30:

	2006	2005
Warrants issued in conjunction with issuance of preferred stock	118,182	118,182
Warrants issued in conjunction with signature guarantee	72,072	72,072
Warrants issued in conjunction with issuance of promissory note	1,000	1,000

Total	191,254	191,254

JDCO, INC., d.b.a. JAVA DETOUR

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
SEPTEMBER 30, 2006 AND 2005

NOTE 13 - COMMITMENTS AND CONTINGENCIES

From time to time, in the normal course of business, the Company is subject to routine litigation incidental to its business. Although there can be no assurances as to the ultimate disposition of any such matters, it is the opinion of management, based upon the information available at this time, that there are no matters, individually or in the aggregate, that will have a material adverse effect on the results of operations and financial condition of the Company.

The Company has a one year employment agreement with its chief executive officer. Under such agreement, he is entitled to an annual base salary of $144,000 per year and cash bonus to be determined by the Company, is subject to confidentiality provisions and is entitled to a severance of up to one year base salary if he is terminated by the Company without cause. The employment agreement shall automatically renew for a period of one year, and each successive year thereafter, unless the Company or employee declines to renew by providing written notice of such decision on the other party not less than 60 days before the expiration date.

The Company has a one year employment agreement with the President/Chief Operating Officer. Under such agreement, he is entitled to an annual base salary of $144,000 per year and cash bonus to be determined by the Company, is subject to confidentiality provisions and is entitled to a severance of up to one year base salary if he is terminated by the Company without cause. The employee agreement shall automatically renew for a period of one year, and each successive year thereafter, unless Corporation or Employee declines to renew by providing written notice of such decision on the other party not less than 60 days before the expiration date.

The Company has a one year employment agreement with its Chief Financial Officer. Under such agreement, he is entitled to an annual base salary of $120,000 per year and cash bonus to be determined by the Company, is subject to confidentiality provisions and is entitled to a severance of up to one year base salary if he is terminated by the Company without cause. The employee agreement shall automatically renew for a period of one year, and each successive year thereafter, unless Corporation or Employee declines to renew by providing written notice of such decision on the other party not less than 60 days before the expiration date.

Future commitments under employment agreements are as follows:

Base

2007	$456,960
2008	511,795
2009	573,211
2010	641,996
2011	719,036

The Company has entered into two employee agreements that will begin on the date of a merger with a publicly traded company and will require payments from the Company of $120,000 and $145,000 for the first year and includes potential bonuses and stock option grants.

On August 11, 2006 the Company signed an exclusive development agreement with Pavilion Development in Charlotte, North Carolina to develop 30 stores over the next 36 months in Texas and Florida. In addition the developer has the right of first refusal on developing additional sites throughout the country in exchange Java Detour has agreed to lease space from the developer for periods of five years provided that the developer is able to secure a preferred/credit quality co-tenant. No consideration has been given for these co-development projects.

JDCO, INC., d.b.a. JAVA DETOUR

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
SEPTEMBER 30, 2006 AND 2005

The Company sold its first international territory in September 2006; the agreement was executed through a master license agreement to franchise throughout Ireland, with additional options for development throughout the United Kingdom. The licensee is granted exclusive rights to use Java Detour technology, and trade marks in the country of Ireland. In consideration Java Detour was paid a licensing fee of $100,000 and will be paid 8 ½% of future franchise fees charged. In addition, Java Detour will receive a continuing royalty fee up to 2% of gross sales and a 4% override for supply and equipment items purchased. The term of the agreement is fifteen years and renewable in ten year increments.

NOTE 14 - PRIVATE PLACEMENT AND PROPOSED REVERSE MERGER

On August 30, 2006, the Company entered into a placement agent agreement with Hunter World Markets, Inc. (“Hunter”). Hunter will act as the exclusive placement agent in a transaction on a best efforts basis involving the issuance and sale by the Company of units, each unit consisting of four shares of the Company’s common stock and one warrant to purchase a share of common stock at an exercise price of two times the purchase price attributable to one share of common stock. The offering will be for a minimum of $6,000,000 and a maximum of $8,000,000. Concurrently with the closing of the offering, the Company shall have transferred all their shares of stock to a public company in exchange for shares of such public company in a reverse merger. The Company will file an SB-2 registration statement no later than thirty days following the closing of the offering and will use its best efforts to have the registration statement declared effective 120 days after the closing of the offering pursuant to the terms of registration rights agreement. As part of the placement agent agreement, Hunter was required to use its best efforts to arrange a bridge loan of $500,000 pursuant to a promissory note. On August 30, 2006, JDCO executed a Term Credit Agreement with The Hunter Fund Limited (“Hunter Fund”), an affiliated entity of Hunter, for a $500,000 term loan (the “Bridge Financing”). In connection with the Bridge Financing, the Company paid the Hunter Fund a bridge loan fee of $60,000 and a flat interest payment of $50,000. In addition, the Company issued the Hunter Fund five-year warrants to purchase 500,000 shares of common stock at a per share exercise price of $0.60. The Bridge Financing is due on the earlier of February 28, 2007 or upon the closing of a private placement.

Previous to the closing of the proposed private placement, certain noteholders agreed to convert any remaining unpaid principal and accrued interest into shares of the Company’s common stock.  Also certain warrant holders agreed to exercise their cashless exercise provision, and the Series A preferred stockholders agreed to convert their preferred shares into common stock.

(b) Pro Forma Financial Statements.

Pro forma financial information has not been included, as it would not be materially different from the financial information of the Company as referenced in Item 9.01(a) above

(d) Exhibits:

2.1
Merger Agreement, dated as of November 30, 2006, by and among the Java Detour, Inc., JDCO, Inc. and Java Acquisition Co., Inc.  (incorporated by reference to Exhibit 2.1 to the Registrant’s Form 10-SB filed with the SEC on December 8, 2006)

3.1	Certificate of Incorporation of Java Detour, Inc. (incorporated by reference to Exhibit 3.1 to the Registrant’s Form 10-SB filed with the SEC on December 8, 2006)

3.2	Bylaws of Java Detour, Inc. (incorporated by reference to Exhibit 3.2 to the Registrant’s Form 10-SB filed with the SEC on December 8, 2006)

3.3	Certificate of Merger Effecting Reincorporation and Name Change (incorporated by reference to Exhibit 3.3 to the Registrant’s Form 10-SB filed with the SEC on December 8, 2006)

4.1	Form of Investor Warrant (incorporated by reference to Exhibit 4.1 to the Registrant’s Form 10-SB filed with the SEC on December 8, 2006)

4.2	Share Registration Rights Agreement (incorporated by reference to Exhibit 4.2 to the Registrant’s Form 10-SB filed with the SEC on December 8, 2006)

4.3	Warrant Share Registration Rights Agreement (incorporated by reference to Exhibit 4.3 to the Registrant’s Form 10-SB filed with the SEC on December 8, 2006)

4.4	Form of Placement Agent Warrant (incorporated by reference to Exhibit 4.4 to the Registrant’s Form 10-SB filed with the SEC on December 8, 2006)

10.1	Securities Purchase Agreement dated November 30, 2006 (incorporated by reference to Exhibit 10.1 to the Registrant’s Form 10-SB filed with the SEC on December 8, 2006)

10.2	Lease Agreement dated September 16, 2005 (incorporated by reference to Exhibit 10.2 to the Registrant’s Form 10-SB filed with the SEC on December 8, 2006)

10.3	Term Credit Agreement dated August 30, 2006 (incorporated by reference to Exhibit 10.3 to the Registrant’s Form 10-SB filed with the SEC on December 8, 2006)

10.4
Employment Agreement dated November 27, 2006 by and between Michael Binninger and the Registrant (incorporated by reference to Exhibit 10.4 to the Registrant’s Form 10-SB filed with the SEC on December 8, 2006)

10.5
Employment Agreement dated November 27, 2006 by and between Steven Binninger and the Registrant (incorporated by reference to Exhibit 10.5 to the Registrant’s Form 10-SB filed with the SEC on December 8, 2006)

10.6
Employment Agreement dated November 27, 2006 by and between Ronald Sands and the Registrant (incorporated by reference to Exhibit 10.6 to the Registrant’s Form 10-SB filed with the SEC on December 8, 2006)

10.7	Placement Agent Agreement dated August 30, 2006 (incorporated by reference to Exhibit 10.7 to the Registrant's Form 10-SB filed with the SEC on December 8, 2006)

16.1
Letter to Securities and Exchange Commission dated December 8, 2006 from Spector & Wong, LLP (incorporated by reference to Exhibit 16.1 to the Registrant’s Form 10-SB filed with the SEC on December 8, 2006)

21.1	List of Subsidiaries (incorporated by reference to Exhibit 21.1 to the Registrant’s Form 10-SB filed with the SEC on December 8, 2006)

99.1	Press Release dated December 5, 2006 (incorporated by reference to Exhibit 99.1 to the Registrant’s Form 10-SB filed with the SEC on December 8, 2006)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JAVA DETOUR, INC.

Michael Binninger

Date: December 11, 2006	By:	/s/ Michael Binninger
Chief Executive Officer

Ronald Sands

Date: December 11, 2006	By:	/s/ Ronald Sands
Chief Financial Officer

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EXHIBIT INDEX

2.1
Merger Agreement, dated as of November 30, 2006, by and among the Java Detour, Inc., JDCO, Inc. and Java Acquisition Co., Inc.  (incorporated by reference to Exhibit 2.1 to the Registrant’s Form 10-SB filed with the SEC on December 8, 2006)

3.1	Certificate of Incorporation of Java Detour, Inc. (incorporated by reference to Exhibit 3.1 to the Registrant’s Form 10-SB filed with the SEC on December 8, 2006)

3.2	Bylaws of Java Detour, Inc. (incorporated by reference to Exhibit 3.2 to the Registrant’s Form 10-SB filed with the SEC on December 8, 2006)

3.3	Certificate of Merger Effecting Reincorporation and Name Change (incorporated by reference to Exhibit 3.3 to the Registrant’s Form 10-SB filed with the SEC on December 8, 2006)

4.1	Form of Investor Warrant (incorporated by reference to Exhibit 4.1 to the Registrant’s Form 10-SB filed with the SEC on December 8, 2006)

4.2	Share Registration Rights Agreement (incorporated by reference to Exhibit 4.2 to the Registrant’s Form 10-SB filed with the SEC on December 8, 2006)

4.3	Warrant Share Registration Rights Agreement (incorporated by reference to Exhibit 4.3 to the Registrant’s Form 10-SB filed with the SEC on December 8, 2006)

4.4	Form of Placement Agent Warrant (incorporated by reference to Exhibit 4.4 to the Registrant’s Form 10-SB filed with the SEC on December 8, 2006)

10.1	Securities Purchase Agreement dated November 30, 2006 (incorporated by reference to Exhibit 10.1 to the Registrant’s Form 10-SB filed with the SEC on December 8, 2006)

10.2	Lease Agreement dated September 16, 2005 (incorporated by reference to Exhibit 10.2 to the Registrant’s Form 10-SB filed with the SEC on December 8, 2006)

10.3	Term Credit Agreement dated August 30, 2006 (incorporated by reference to Exhibit 10.3 to the Registrant’s Form 10-SB filed with the SEC on December 8, 2006)

10.4
Employment Agreement dated November 27, 2006 by and between Michael Binninger and the Registrant (incorporated by reference to Exhibit 10.4 to the Registrant’s Form 10-SB filed with the SEC on December 8, 2006)

10.5
Employment Agreement dated November 27, 2006 by and between Steven Binninger and the Registrant (incorporated by reference to Exhibit 10.5 to the Registrant’s Form 10-SB filed with the SEC on December 8, 2006)

10.6
Employment Agreement dated November 27, 2006 by and between Ronald Sands and the Registrant (incorporated by reference to Exhibit 10.6 to the Registrant’s Form 10-SB filed with the SEC on December 8, 2006)

10.7	Placement Agent Agreement dated August 30, 2006 (incorporated by reference to Exhibit 10.7 to the Registrant's Form 10-SB filed with the SEC on December 8, 2006)

16.1
Letter to Securities and Exchange Commission dated December 8, 2006 from Spector & Wong, LLP (incorporated by reference to Exhibit 16.1 to the Registrant’s Form 10-SB filed with the SEC on December 8, 2006)

21.1	List of Subsidiaries (incorporated by reference to Exhibit 21.1 to the Registrant’s Form 10-SB filed with the SEC on December 8, 2006)

99.1	Press Release dated December 5, 2006 (incorporated by reference to Exhibit 99.1 to the Registrant’s Form 10-SB filed with the SEC on December 8, 2006)

5